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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2003

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                       0-24015                 54-1890464
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On March 13, 2003, SteelCloud reported operating results for its first quarter ended January 31, 2003. First quarter revenues rose 32% to $7.63 million from $5.79 million in the Company's Fourth Quarter ended October 31, 2002. Quarterly net income, including discontinued operations was $79,544 or $0.01 per common share. The Company recorded revenues, including discontinued operations, in the first quarter of fiscal 2002 of $9.35 million with a net profit of $486,506.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits

         Exhibit 99.1 - Press release dated March 13, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 13, 2003

                                            STEELCLOUD, INC.


                                            By:  /s/ Thomas P. Dunne
                                               ---------------------------------
                                            Name:  Thomas P. Dunne
                                            Title: Chairman and Chief Executive
                                                   Officer